UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

On August 18, 2021, CVS Health Corporation, a Delaware corporation (the “Company” or “CVS Health”), issued and sold $1,000,000,000 aggregate principal amount of the Company’s 2.125% Senior Notes due 2031 (the “Notes”) The Notes were offered pursuant to the Company’s Registration Statement on Form S-3ASR, File No. 333-238506, dated May 19, 2020 (the “Registration Statement”).

The Notes are governed by and issued pursuant to a Senior Indenture dated August 15, 2006 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Indenture”). The Company may issue additional senior debt securities from time to time pursuant to the Senior Indenture. The form of Senior Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 15, 2006 and shall be incorporated by reference into this Current Report on Form 8-K. The Form of the Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description

4.1	Form of the 2031 Note.

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: August 18, 2021	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer